UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    March 22, 2022
Commission File Number 0-17795

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2022, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of Cirrus Logic, Inc. (the “Company”) approved certain amendments to the Cirrus Logic, Inc. 2007 Management and Key Individual Contributor Incentive Plan (the “Incentive Plan”), which will become effective for plan cycles starting in fiscal year 2023. The Company’s executive officers, including its named executive officers, participate in the Incentive Plan.

The material changes to the Incentive Plan are summarized as follows, with capitalized terms being defined in the Incentive Plan:

•The definition of Operating Profit Margin was amended to be based on the Company’s non-GAAP operating profit, which includes bonus plan accruals and excludes stock compensation expense and any Non-Recurring Items;

•The provisions concerning the exception for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code were removed as such exception has been repealed and is no longer applicable to the Incentive Plan; and

•Schedule A, which listed various Target Incentive Factors, was removed in favor of a clarification that the Committee, subject to its ability to delegate, determines Participants in the Incentive Plan and their Target Incentive Factors.

The foregoing description of the Incentive Plan does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Incentive Plan, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit            Description

Exhibit 10.1    Cirrus Logic, Inc. 2007 Management and Key Individual Contributor Incentive Plan, as amended and restated as of March 22, 2022
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	March 25, 2022	By:	/s/ Thurman K. Case
			Name:	Thurman K. Case
			Title:	Chief Financial Officer